SUB-ITEM 77Q1:
Exhibit
Amendment to
Declaration of Trust

FEDERATED MDT SERIES
Amendment No. 7
DECLARATION OF TRUST
Dated May 18, 2006
	This
Declaration of Trust
is amended
as follows:
	Strike the
first paragraph of
Section 5 -
Establishment and
Designation of Series
or Class
of Article III -
BENEFICIAL INTEREST
from the Declaration
of Trust and
substitute in its
place the following:
	Section 5.
Establishment and
Designation of Series
or Class.  Without
limiting the
authority of the
Trustees set forth
in Article XII,
Section 8, inter alia,
to establish and designate
any additional Series
or Class or to modify
the rights and
preferences of any
existing Series or
Class, the Series and
Classes of the Trust
are established and
designated as:
Federated MDT All
Cap Core Fund
Class A Shares
Class C Shares
Class R Shares
Institutional Shares
Federated MDT
Balanced Fund
Class A Shares
Class C Shares
Class R Shares
Institutional Shares
Federated MDT Large
Cap Growth Fund
Class A Shares
Class B Shares
Class C Shares
Institutional Shares
Federated MDT Small
Cap Core Fund
Class A Shares
Class C Shares
Institutional Shares
Federated MDT Small
Cap Growth Fund
Class A Shares
Class B Shares
Class C Shares
Institutional Shares




	The undersigned
hereby certify that
the above stated
Amendment is a true
and correct
Amendment to the
Declaration of Trust,
as adopted by the
Board of Trustees
at a meeting on the
13th day of August,
2010, to become
effective on
December 31, 2010.

	WITNESS the
due execution hereof
this 9th day of
November, 2010.


/s/ John F. Donahue
/s/ Peter E. Madden
John F. Donahue
Peter E. Madden


/s/ John T. Conroy, Jr.
/s/ Charles F.
 Mansfield, Jr.
John T. Conroy, Jr.
Charles F.
Mansfield, Jr.


/s/ Nicholas P.
Constantakis
/s/ R. James Nicholson
Nicholas P. Constantakis
R. James Nicholson


/s/ John F. Cunningham
/s/ Thomas M. O'Neill
John F. Cunningham
Thomas M. O'Neill


/s/ J. Christopher
Donahue
/s/ John S. Walsh
J. Christopher Donahue
John S. Walsh


/s/ Maureen Lally-Green
/s/ James F. Will
Maureen Lally-Green
James F. Will